UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  February 23, 1999

                         CAPITAL AUTO RECEIVABLES, INC.
        ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                  333-06039           38-3082892
-------------------------------    ----------      -------------------
(State or other jurisdiction of    Commission        (I.R.S. Employer
incorporation or organization)     File Number     Identification No.)


Corporate Trust Center
1209 Orange Street, Wilmington, DE                       19801
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(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code    302-658-7581
                                                      ------------


Items 1-4.                 Not Applicable.

Item 5.     Other Events

            On February 23, 1999 the registrant made available to prospective investors a series term sheet setting forth a description of the collateral pool and the proposed structure. Capital Auto Receivables, Inc will issue the following: Class A-1 ___% Asset Backed Notes in the Aggregate Principal Amount of $1,352,200,000, Class A-2 ___% Asset Backed Notes in the Aggregate Principal Amount of $735,000,000, Class A-3 ___% Asset Backed Notes in the Aggregate Principal Amount of $403,000,000, and ___% Asset Backed Certificates with an aggregate initial Certificate Balance of $137,981,417.23. Only the Class A-2 and Class A-3 Notes are being offered for sale. The Certificates will initially be held by Capital Auto Receivables, Inc. The series term sheet is attached hereto as Exhibit 99.


Item 6.           Not applicable.

Item 7.           Exhibits.

Exhibit 99.       The  following  is filed as an  Exhibit to this  Report  under
                  Exhibit 99.

                        Series Term Sheet dated February 23, 1999, with respect to the proposed issuance of the Class A-1 Asset Backed Notes, Class A-2 Asset Backed Notes, Class A-3 Asset Backed Notes and the Asset Backed Certificates of Capital Auto Receivables, Inc. 1999-1.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             CAPITAL AUTO RECEIVABLES, INC.
                             -------------------------------------
                                         (Registrant)


                             s/  Eric A. Feldstein
                             -------------------------------------
Dated:   February 23, 1999   Eric A. Feldstein, Chairman of the Board
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                             s/  John D. Finnegan
                             -------------------------------------
Dated:   February 23, 1999   John D. Finnegan, President and Director
         -----------------


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                                  EXHIBIT INDEX

Exhibit             Description                               Page
-------             -----------                               ----

99                  Series Term Sheet dated February 23, 1999